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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 15, 2005


                           J. C. PENNEY COMPANY, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                        1-15274                       26-0037077
(State or other jurisdiction    (Commission File No.)          (I.R.S. Employer
   of incorporation )                                        Identification No.)


6501 Legacy Drive
Plano, Texas                                                         75024-3698
(Address of principal executive offices)                             (Zip code)


Registrant's telephone number, including area code:  (972) 431-1000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement


     On September 15, 2005, the Human Resources Committee of J. C. Penney Corporation, Inc. ("Corporation") approved an adjustment to the 2005 total J. C. Penney Company, Inc. sales and operating profit results of continuing operations performance goals under the Corporation's Management Incentive Compensation Program ("Incentive Program"). The adjustment reflects the recent sale of Lojas Renner S. A. ("Renner") and the subsequent classification by J. C. Penney Company, Inc. ("Company") of Renner operating results as a discontinued operation.

     Annual profit incentive compensation can be earned under the Incentive Program by management employees, including executive officers who are anticipated to be named in the Summary Compensation Table of the Company's 2006 Notice of Annual Meeting and Proxy Statement. The Incentive Program ties incentive compensation to Company performance, with no incentive payment for performance well below plan and up to 200% of incentive targets for superior results.








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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           J. C. PENNEY COMPANY, INC.



                                           By: /s/ Michael T. Theilmann
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                                             Michael T. Theilmann
                                             Executive Vice President,
                                             Chief Human Resources and
                                             Administration Officer




Date:  September 20, 2005